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                                                                    Exhibit 23.1


                  CONSENT OF INDEPENDENT CERTIFIED ACCOUNTANTS


We hereby consent to the use in this Form S-8 Registration Statement of Aethlon Medical, Inc. of our report dated June 27, 2003, relating to the financial statements of Aethlon Medical, Inc. as of and for the years ended March 31, 2003 and 2002, which is incorporated by reference into such Form S-8.


                  /s/ Squar, Milner, Rechl & Williamson, LLP
                  Certified Public Accountants


Newport Beach, California
March 26, 2004